Exhibit 99.3

ABN AMRO Mortgage

Loan Administration

4242 North Harlem Avenue

Norridge, Illinois 60706 1283

ANNUAL STATEMENT OF COMPLIANCE

The undersigned, an officer of ABN AMRO Mortgage Group, Inc.,

( "ABN AMRO"), hereby certifies as follows:

1. I have made, or caused to be made under my supervision,

a review of the activities of ABN AMRO Mortgage Group, Inc.

during the preceding calendar year ending December 31, 2003,

with respect to performance under the Pooling and Servicing

Agreement referenced in the attached:

and

2. To the best of my knowledge, based on such review, ABN AMRO has, as of the last day of said preceding calendar year, fulfilled all of its material obligations under said Agreement.

In witness whereof the undersigned has signed this Annual Statement of

Compliance this 1st day of March, 2004.

ABN AMRO Mortgage Group, Inc.

By: Richard F. Geary

Richard F. Geary

Group Senior Vice President

A Division of ABN AMRO Mortgage Group, Inc. Affiliate Banks: LaSalle Bank N.A., Standard Federal Bank N.A.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-1

Closing Date January29, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-2

Closing Date February 27, 2003

Underwriters: Goldman Sachs & Co.

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-5

Closing Date April 28, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-6

Closing Date May 28, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-7

Closing Date June 26, 2003

Underwriters: UBS Securities LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-8

Closing Date June 30, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-9

Closing Date July 29, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.

ABN AMRO Mortgage Corporation

Multi-Class Mortgage Pass Through Certificates

Series 2003-10

Closing Date August 28, 2003

Underwriters: Credit Suisse First Boston, LLC

ABN AMRO Financial Services, Inc.